NBTY, INC. and SUBSIDIARIES

                                Exhibit 99.2

        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Harvey Kamil, Chief Financial Officer of NBTY Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 19, 2002

                                       Signature:

                                       /s/ Harvey Kamil
                                       ------------------------------------
                                       Harvey Kamil
                                       Chief Financial Officer